Fourth Quarter & Full-Year 2013 Results FEBRUARY 24, 2014 Exhibit 99.3

Forward-looking statements
Fourth Quarter 2013 Results – February 2014 2
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.
All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of management regarding plans, strategies, objectives, anticipated financial and operating results of the Company, including as to the Company’s Wolfcamp shale resource play, estimated resource potential and recoverability of the oil and gas, estimated reserves and drilling locations, capital expenditures, typical well results and well profiles, type curve, and production and operating expenses guidance included in the presentation. These statements are based on certain assumptions made by the Company based on management's experience and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and believed to be reasonable by management. When used in this presentation, the words “will,” “potential,” “believe,” “intend,” “expect,” “may,”
“should,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “project,” “target,” “profile,” “model” or their negatives, other similar expressions or the statements that include those words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. In particular, careful consideration should be given to the cautionary statements and risk factors described in the Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Any forward-looking statement speaks only as of the date on which such statement is made and the
Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.
The Securities and Exchange Commission (“SEC”) permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC’s definitions for such terms, and price and cost sensitivities for such reserves, and prohibits disclosure of resources that do not constitute such reserves. The Company uses the terms “estimated ultimate recovery” or “EUR,” reserve or resource “potential,” and other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s rules may prohibit the Company from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized by the Company.
EUR estimates, identified drilling locations and resource potential estimates have not been risked by the Company. Actual locations drilled and quantities that may be ultimately recovered from the Company’s interest may differ substantially from the Company’s estimates. There is no commitment by the Company to drill all of the drilling locations that have been attributed these quantities. Factors affecting ultimate recovery include the scope of the Company’s ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling and completion services and equipment, drilling results, lease expirations, regulatory approval and actual drilling results, as well as geological and mechanical factors Estimates of unproved reserves, type/decline curves, per well EUR and resource potential may change significantly as development of the Company’s oil and gas assets provides additional data.
Type/decline curves, estimated EURs, resource potential, recovery factors and well costs represent Company estimates based on evaluation of petrophysical analysis, core data and well logs, well performance from limited drilling and recompletion results and seismic data, and have not been reviewed by independent engineers. These are presented as hypothetical recoveries if assumptions and estimates regarding recoverable hydrocarbons, recovery factors and costs prove correct. The Company has very limited production experience with these projects, and accordingly, such estimates may change significantly as results from more wells are evaluated. Estimates of resource potential and EURs do not constitute reserves, but constitute estimates of contingent resources which the SEC has determined are too speculative to include in SEC filings. Unless otherwise noted,
IRR estimates are before taxes and assume NYMEX forward-curve oil and gas pricing and Company-generated EUR and decline curve estimates based on Company drilling and completion cost estimates that do not include land, seismic or G&A costs.
Cautionary statements regarding oil & gas quantities

WOLFCAMP SHALE OIL RESOURCE PLAY
PANGEA WEST
SCHLEICHER CO.
PROJECT PANGEA
CROCKETT CO.

APPROACH RESOURCES

Company overview
AREX OVERVIEW
ASSET OVERVIEW
Enterprise value $1 BN
High-quality reserve base
115 MMBoe proved reserves
$1.1 BN proved PV-10
99% Permian Basin
Permian core operating area
163,000 gross (146,000 net) acres
~1+ BnBoe gross, unrisked resource potential
~2,000+ Identified HZ drilling locations targeting
Wolfcamp A/B/C
2014 Capital program of $400 MM
Running 3 HZ rigs in the Wolfcamp shale play to
drill 70 wells during 2014
Notes: Proved reserves and acreage as of 12/31/2013. All Boe and Mcfe calculations are based on a 6 to 1 conversion ratio. Enterprise value is equal to market capitalization using the closing share price of
$20.65 per share on 2/21/2014, plus net debt as of 12/31/2013. See “PV-10 (unaudited)” slide.
3 Fourth Quarter 2013 Results – February 2014

Key investment highlights
Fourth Quarter 2013 Results – February 2014 4
Low-Risk, Oil-Rich Asset Base
Oil and liquids-weighted asset base in Midland Basin
• 163,000 gross (146,000 net) primarily contiguous acres
• Proved reserves are 69% liquids; 4Q13 production is 72% liquids (46% oil)
High Degree of Operational Control
Operate 100% reserve base with ~ 100% working interest
Track Record of Growth at Competitive Cost
Reserve and production CAGR since 2004 of 31% and 34%, respectively
Low-cost operator with competitive F&D and low lifting costs
• 2013 Drill bit F&D cost $10.63/Boe
• 4Q13 Lease operating expense of $5.19/Boe vs. $7.29/Boe (4Q12)
Strong Financial Position
Liquidity of $408 MM
Active hedging program
Accelerating Development, Reducing Well Costs
2014 Production growth target 40%
• Drilling 55%+ more HZ wells with 3 rig program
Development D&C cost of $5.5 MM, working on further cost reductions
Note: Estimated acreage and proved reserves as of 12/31/2013. See “Drill-bit F&D cost (unaudited)” and “Strong, simple balance sheet” slides.

CAGR 31%
120
100
80
60
40
20
0
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
Gas (MMBoe)
Oil & NGLs (MMBbls)

11x Oil Reserve Growth
50
45
40
35
30
25
20
15
10
5
0
4.3
5.0
18.1
37.3
46.1
2009
2010
2011
2012
2013
Oil (MMBbls)

APPROACH RESOURCES

Strong track record of reserve growth
Fourth Quarter 2013 Results – February 2014 5
RESERVE GROWTH OIL RESERVE GROWTH
• YE13 reserves up 20% YoY
• Replaced 776%  of reserves at a drill-bit F&D
cost of $10.63/Boe
• 81.6 MMBoe proved reserves booked to HZ
Wolfcamp play
• Strong, organic oil reserve growth driven by
HZ Wolfcamp shale
• Oil reserves up 11x since YE09
• Oil reserves up 24% YoY
Note: See “Drill-bit F&D cost (unaudited)” slide.
MMBoe MMBbls

140
120
100
80
60
40
20
0
27.3
0.1
(3.5)
(4.7)
62.7
32.8
69.5
45.2
Proved Developed
Proved Undeveloped
Beginning Proved Reserves
Extensions & Discoveries
Acquisitions
Production
Revisions
Ending Proved Reserves

APPROACH RESOURCES

Proved reserves walk-forward
Fourth Quarter 2013 Results – February 2014 6
YE13 PROVED RESERVES
• Proved reserves increase 20% YoY
• HZ Wolfcamp proved reserves increase 52% YoY
• Proportion of proved developed reserves increased to 39%, up from 34% at YE12
95.5
114.7
MMBoe

10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
CAGR 34%
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
Natural Gas (MBoe/d)
Oil & NGLs (Mbbls/d)

1,600
1,400
1,200
1,000
800
600
400
200
0
7x Oil Production Growth
206
246
482
969
1,444
2009
2010
2011
2012
2013
Oil (MBbls)

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Strong track record of production growth
Fourth Quarter 2013 Results – February 2014 7
PRODUCTION GROWTH OIL PRODUCTION GROWTH
• 2013 Production increased 19% YoY
• Targeting 40% production growth in 2014
4,790 MBoe in 2014
2014E Production mix ~44.5% oil (72.5% total
liquids), based on midpoint of guidance
• Strong, organic oil production growth driven
by HZ Wolfcamp shale
• Oil production up 7x since FY09
• Oil production up 49% YoY
MBbls MBoe/d

120
100
80
60
40
20
-
33.1
41.7
60.3
50.7
53.8
81.6
16.7
2010
2011
2012
2013
HZ Wolfcamp (MMBoe)
Other Vertical (MMBoe)

20%
17%
63%
Gas
NGLs
Oil

APPROACH RESOURCES

HZ Wolfcamp proved
reserves up 5x since 2011
Horizontal Wolfcamp reserve growth driving oil production growth
Fourth Quarter 2013 Results – February 2014 8
HZ WOLFCAMP RESERVE GROWTH FY13 HZ WOLFCAMP PRODUCTION MIX
114.7
95.5
77.0
Began drilling
HZ Wolfcamp
MMBoe

4Q13 Operational Update

4Q13 Operating highlights
OPERATING HIGHLIGHTS
Driving Down
Costs
• LOE of $5.19/Boe (down 29% YoY)
• Oil differential of $(6.09)/Bbl (improved 38% YoY)
Delivering
Strong Well
Results &
Advancing
Delineation
• 4Q13 HZ Wolfcamp average IP 766 Boe/d
• Transitioned Wolfcamp C to development mode and advanced understanding of stacked wellbore development
• Stacked Wolfcamp C in central Pangea IPs at 970 Boe/d (offsetting Wolfcamp B wells with an average IP of 886 Boe/d)
• HZ well results continue to track at or above type curve
Accelerating
Development
•
Completed 14 HZ
wells
• Total production 11.3 MBoe/d (exceeded guidance)
• 4Q13 production 46% oil (up 59% YoY and 51% QoQ)
•
2014 production growth target 40%, made up of 43%-46% oil
Fourth Quarter 2013 Results – February 2014 10

UPTON
REAGAN
PXD
APA
IRION
DVN
EOG
PXD
COP
SAMSON
SCHLEICHER
DVN
Pangea West
AREX
EP ENERGY
DVN
AREX
APA
EOG
BHP
AREX
FST
AREX
HIGHMOUNT
APA
APA
Pangea
MPO
CROCKETT
APA
APA
DVN
SUTTON

APPROACH RESOURCES

AREX Wolfcamp shale oil resource play
Fourth Quarter 2013 Results – February 2014 11
PERMIAN CORE OPERATING AREA
Large, primarily contiguous acreage position
Oil-rich, multiple pay zones
163,000 gross (146,000 net) acres
Low acreage cost ~$500 per acre
~2,000 Identified HZ Wolfcamp locations
Large, primarily contiguous acreage
position with oil-rich, multiple pay zones
2014 OPERATIONS
Plan to drill ~70 HZ wells with 3 rigs
~ 1BnBoe gross, unrisked HZ Wolfcamp
resource potential
Field infrastructure systems contributing to lower
LOE/Boe and HZ D&C costs
Compressing spud-to-sales times
Focusing activity around field infrastructure systems
Testing “stacked-wellbore” development and
optimizing well spacing and completion design
Decreasing well costs and increasing efficiencies

Lauffer 1306
Chandler 4403
Bailey 315
Childress G 1008
Childress 603
Davidson 3406

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AREX Wolfcamp activity
Fourth Quarter 2013 Results – February 2014 12
NORTH &
CENTRAL PANGEA
SOUTH PANGEA
PANGEA WEST
Note: Acreage as of 12/31/2013.
• 19,000 gross acres
• Pad drilling with AB and AC “stacked” wellbores
Schleicher Crockett
Irion Reagan
• 55,000 gross acres
• Continuing completion
design improvement
• 89,000 gross acres
• Pad drilling with AB, AC, and BC “stacked”
wellbores
Sutton
Legend
Vertical Producer
¦ HZ Producer
¦ HZ – Waiting on Completion
¦ HZ – Drilling

Daily Production (BOE including NGLs)
900
800
700
600
500
400
300
200
100
0
0
90
180
270
360
450
540
630
720
810
900
Time (Days)

APPROACH RESOURCES

AREX HZ Wolfcamp Well Performance
13
AREX HZ WOLFCAMP (BOE/D)
Fourth Quarter 2013 Results – February 2014
Note: Daily production normalized for operational downtime.
Production Data from AREX
A Bench Wells (8)
450 MBoe Type Curve
Wolfcamp Shale Oil
Production Data from AREX
B Bench Wells (56)
Production Data from AREX C
Bench Wells (2)

IRR (%)
80
70
60
50
40
30
20
10
0
350
400
450
500
550
Well EUR (MBoe)
$100 / bbl
$90 / bbl
$80 / bbl
$70 / bbl

APPROACH RESOURCES

AREX HZ Wolfcamp economics
14
Notes: Identified locations based on multi-bench development and 120-acre spacing for HZ Wolfcamp.  No locations assigned to south Project Pangea.
HZ Wolfcamp economics assume NYMEX – Henry Hub strip and NGL price based on 40% of WTI.
Play Type
Horizontal
Wolfcamp
Avg. EUR (gross) 450 MBoe
Targeted Well Cost $5.5 MM
Potential Locations ~2,000
Gross Resource
Potential
~1 Bn
Boe
BTAX IRR SENSITIVITIES
•
Horizontal drilling improves recoveries and
returns
•
Targeting Wolfcamp A / B / C
•
7,000’+ lateral length
•
~80% of EUR made up of oil and NGLs
Fourth Quarter 2013 Results – February 2014

Receipt Point
Receipt Point
Receipt Point
Receipt Point
PW Pit
PW 5701
Big Lake Station
Receipt Point
1401
BLK 45 N Compressor
BLK 45 N Pit
42-15-7X
Midway Truck Station
BLK 45 S Compressor
BLK 42-14 Pit
190 Pit
Baker 2nd Pit
BLK 45 DCP Tap
BLK 42-21 Pit
MOORE PIT
CT Compressor
Baker Pit
Baker DCP Taps
West 2106
CTM 904
Cinco Terry Pit
Childress Pit
Gas gathering line
DCP Line
DCP Line
BLK 54 Pit
BLK 54 Compressor
Lauffer Compressor
JCT Compressor
Approach Compressor
Childress Pit
Rousselot Pit
OZONA
DCP Processing Plants

APPROACH RESOURCES

Infrastructure for large-scale development
Fourth Quarter 2013 Results – February 2014 15
• Reducing D&C cost
• Reducing LOE
• Increasing project profit margin
• Minimizing truck traffic and surface
disturbance
Pangea
West
North & Central Pangea
South
Pangea
Schleicher
Crockett
Irion
Reagan
Sutton
50-Mile Oil Pipeline
100,000 Bbls/d
Capacity

Key field infrastructure & equipment systems
Fourth Quarter 2013 Results – February 2014 16
• Safely and securely transport water across Project Pangea and Pangea West
• Reduce time and money spent on water hauling and disposal and also reduces truck traffic
• Replace rental equipment and contractors with Company-owned and operated equipment and personnel; reduce money spent on flowback operations
• Facilitate large-scale field development
• Reduce fresh water use and water costs
Water transfer equipment
SWD wells
Gas lift system and flowback
equipment
Non-potable water source wells
Water recycling systems
BENEFITS
Infrastructure and equipment systems are key to large-scale field development and to reducing D&C costs and LOE/Boe cost
INFRASTRUCTURE
• First-mover oil pipeline system in the southern Midland Basin
• 50-mile pipeline with 100 MBoe/d throughput capacity
• Sold in October 2013 for 6x ROI
• Maintain competitive oil transportation fee and firm takeaway
Oil pipeline and marketing
agreements

4Q13 Financial update

4Q13 Financial highlights
FINANCIAL HIGHLIGHTS
Significant Cash
Flow
• Record quarterly EBITDAX (non-GAAP) of $41.1 MM (up 99% YoY), or $1.05 per
diluted share (up 98% YoY)
• Capital expenditures $74.9 MM
Strong Financial
Position
• Liquidity of $408 MM at December 31
st
• Undrawn borrowing base of $350 MM
• 26% Debt-to-capital ratio
Increasing
Revenues
• Revenues of $58.6 MM (up 66% YoY)
• Net income of $64.3 MM, or $1.65 per diluted share
• Adjusted net income (non-GAAP) of $8 MM, or $0.20 per diluted share
Strong Balance Sheet and Liquidity to Develop
HZ Wolfcamp Shale
Note: See “Adjusted Net Income,” “EBITDAX” and “Strong, Simple Balance Sheet” slides in appendix.
Fourth Quarter 2013 Results – February 2014 18

$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
$45.02
Realized Price
$26.14
$7.29
$3.12
$5.75
$2.72
4Q12
50% Margin
Improvement
$56.27
Realized Price
$39.09
$5.19
$3.89
$7.88
$0.22
4Q13
Unhedged Cash
Margin
LOE
Production Taxes
Cash G&A
Exploration

APPROACH RESOURCES

• Oil production growth, lower costs generating margin improvement
• 4Q13 Total cash costs $17.18/Boe (9% lower than 4Q12)
• Unhedged cash margin $39.09/Boe (50% higher than 4Q12)
Cash margin improvement
Fourth Quarter 2013 Results – February 2014 19
4Q13 UNHEDGED CASH MARGIN ($/BOE)

31%
29%
40%
Natural gas
NGLs
Oil

30%
28%
42%
Natural gas
NGLs
Oil

12%
16%
72%
Natural gas
NGLs
Oil

27.5%
28.0%
44.5%
Natural gas
NGLs
Oil

APPROACH RESOURCES

Oil & liquids-weighted reserves, production & revenue
Fourth Quarter 2013 Results – February 2014 20
YE13 RESERVE MIX FY13 PRODUCTION MIX
FY14-E PRODUCTION MIX FY13 REVENUE MIX
9.4
MBoe/d
13.1
MBoe/d
$181.3
MM
114.7
MMBoe
Based on midpoint of FY14 guidance.

Strong, simple balance sheet
Fourth Quarter 2013 Results – February 2014 21
FINANCIAL RESULTS ($MM)
As of
12/31/2013
Summary Balance Sheet
Cash $58.8
Credit Facility –
Senior Notes 250.0
Total Long-Term Debt $250.0
Shareholders’ Equity 710.5
Total Book Capitalization $960.5
Liquidity
Borrowing Base $350.0
Cash and Cash Equivalents 58.7
Long-term Debt under Credit Facility –
Undrawn Letters of Credit (0.3)
Liquidity $408.4
Key Metrics
LTM EBITDAX $127.8
Total Reserves (MMBoe) 114.7
Proved Developed Reserves (MMBoe) 45.2
% Proved Developed 39%
% Liquids 69%
Credit Statistics Net Debt Total Debt
Debt / Capital 20% 26%
Debt / 4Q13 Annualized EBITDAX 1.2x 1.5x
Debt / Proved Reserves ($/Boe) $1.67 $2.18

Current hedge position
Fourth Quarter 2013 Results – February 2014 22
Commodity & Period Contract Type Volume Contract Price
Crude Oil
January 2014 – December 2014 Collar 550 Bbls/d $90.00/Bbl - $105.50/Bbl
January 2014 – December 2014 Collar 950 Bbls/d $85.05/Bbl - $95.05/Bbl
January 2014 – December 2014 Collar 2,000 Bbls/d $89.00/Bbl - $98.85/Bbl
April 2014 – March 2015 Collar 1,500 Bbls/d $85.00/Bbl - $95.30/Bbl
January 2015 – December 2015 Collar 2,600 Bbls/d $84.00/Bbl - $91.00/Bbl
Natural Gas Liquids
Propane
January 2014 – December 2014 Swap 500 Bbls/d $41.16/Bbl
Natural Gasoline
January 2014 – December 2014 Swap 175 Bbls/d $83.37/Bbl
Natural Gas
January 2014 – December 2014 Swap 360,000 MMBtu/month $4.18/MMBtu
February 2014 – December 2014 Swap 35,000 MMBtu/month $4.29/MMBtu
March 2014 – December 2014 Swap 160,000 MMBtu/month $4.40/MMBtu
September 2014 – June 2015 Collar 80,000 MMBtu/month $4.00/MMBtu - $4.74/MMBtu
January 2015 – December 2015 Swap 200,000 MMBtu/month $4.10/MMBtu
January 2015 – December 2015 Collar 130,000 MMBtu/month $4.00/MMBtu - $4.25/MMBtu

Production and expense guidance
Fourth Quarter 2013 Results – February 2014 23
2014 Guidance
Production
Total (MBoe) 4,790
Percent oil 43% - 46%
Percent total liquids 71% - 74%
Operating costs and expenses (per Boe)
Lease operating $5.00 - $6.00
Production and ad valorem taxes 7.25% of oil & gas revenues
Cash general and administrative $4.50 - $5.00
Exploration $0.50 - $1.00
Depletion, depreciation and amortization $22.00 - $24.00
Capital expenditures (in millions) Approx. $400
Horizontal wells 70

Adjusted net income (unaudited)
Fourth Quarter 2013 Results – February 2014 24
(in thousands, except per-share amounts)
Three Months Ended
December 31,
2013 2012
Net income (loss) $ 64,321 $ (837)
Adjustments for certain items:
Unrealized loss (gain) on commodity derivatives 1,348 (1,292)
Gain on sale of equity method investment (90,743) —
Related income tax effect 33,076 439
Adjusted net income (loss) $ 8,002 $ (1,690)
Adjusted net income (loss) per diluted share $ 0.20 $ (0.04)
The amounts included in the calculation of adjusted net income and adjusted net income per diluted share below were computed in accordance with GAAP. We believe adjusted net income and adjusted net income per diluted share are useful to investors because they provide readers with a more meaningful measure of our profitability before recording certain items whose timing or amount cannot be reasonably determined. However, these measures are provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our SEC filings and posted on our website.
The following table provides a reconciliation of adjusted net income to net income (loss) for the three months ended December 31, 2013 and 2012.

EBITDAX (unaudited)
Fourth Quarter 2013 Results – February 2014 25
We define EBITDAX as net income (loss), plus (1) exploration expense, (2) gain on the sale of our equity method investment, (3) depletion, depreciation and amortization expense,
(4) share-based compensation expense, (5) unrealized loss (gain) on commodity derivatives, (6) interest expense and (7) income taxes. EBITDAX is not a measure of net income or cash flow as determined by GAAP. The amounts included in the calculation of EBITDAX were computed in accordance with GAAP. EBITDAX is presented herein and reconciled to the GAAP measure of net income because of its wide acceptance by the investment community as a financial indicator of a company's ability to internally fund development and exploration activities. This measure is provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our SEC filings and posted on ourwebsite.
The following table provides a reconciliation of EBITDAX to net income (loss) for the three months ended December 31, 2013 and 2012.
(in thousands, except per-share amounts)
Three Months Ended
December 31,
2013 2012
Net income (loss) $ 64,321 $ (837)
Exploration 228 2,131
Gain on sale of equity method investment (90,743) —
Depletion, depreciation and amortization 22,005 18,027
Share-based compensation 512 2,472
Unrealized loss (gain) on commodity derivatives 1,348 (1,292)
Interest expense, net 5,225 926
Income tax provision (benefit) 38,207 (781)
EBITDAX $ 41,103 $ 20,646
EBITDAX per diluted share $ 1.05 $ 0.53

F&D costs (unaudited)
Fourth Quarter 2013 Results – February 2014 26
F&D Cost reconciliation
Cost summary (in thousands)
Property acquisition costs
Unproved properties $ 5,857
Proved properties 1,000
Exploration costs 2,238
Development costs 287,898
Total costs incurred $ 296,993
Reserves summary (MBoe)
Balance – 12/31/2012 95,479
Extensions & discoveries 27,282
Acquisition 109
Production (1) (3,517)
Revisions to previous estimates (4,692)
Balance – 12/31/2013 114,661
F&D cost ($/Boe)
All-in F&D cost $ 13.08
Drill-bit F&D cost 10.63
Reserve replacement ratio
Drill-bit 776%
All-in finding and development (“F&D”) costs are calculated by dividing the sum of property acquisition costs, exploration costs and development costs for the year by the sum of reserve extensions and discoveries, purchases of minerals in place and total revisions for the year.
Drill-bit F&D costs are calculated by dividing the sum of exploration costs and development costs for the year by the total of reserve extensions and discoveries for the year.
We believe that providing F&D cost is useful to assist in an evaluation of how much it costs the Company, on a per Boe basis, to add proved reserves. However, these measures are provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our previous SEC filings and to be included in our annual report on Form 10-K to be filed with the SEC on or before
March 3, 2014. Due to various factors, including timing differences, F&D costs do not necessarily reflect precisely the costs associated with particular reserves. For example, exploration costs may be recorded in periods before the periods in which related increases in reserves are recorded, and development costs may be recorded in periods after the periods in which related increases in reserves are recorded. In addition, changes in commodity prices can affect the magnitude of recorded increases
(or decreases) in reserves independent of the related costs of such increases.
As a result of the above factors and various factors that could materially affect the timing and amounts of future increases in reserves and the timing and amounts of future costs, including factors disclosed in our filings with the SEC, we cannot assure you that the Company’s future F&D costs will not differ materially from those set forth above. Further, the methods used by us to calculate F&D costs may differ significantly from methods used by other companies to compute similar measures. As a result, our
F&D costs may not be comparable to similar measures provided by other companies.
The following table reconciles our estimated F&D costs for 2013 to the information required by paragraphs 11 and 21 of ASC 932-235.
(1) Production includes 560 MMcf related to field fuel.

PV-10 (unaudited)
Fourth Quarter 2013 Results – February 2014 27
The present value of our proved reserves, discounted at 10% (“PV-10”), was estimated at $1.1 billion at December 31, 2013, and was calculated based on the first-of-the-month, twelve-month average prices for oil, NGLs and gas, of $97.28 per Bbl of oil, $30.16 per Bbl of NGLs and $3.66 per MMBtu of natural gas.
PV-10 is our estimate of the present value of future net revenues from proved oil and gas reserves after deducting estimated production and ad valorem taxes, future capital costs and operating expenses, but before deducting any estimates of future income taxes. The estimated future net revenues are discounted at an annual rate of 10% to determine their
“present value.” We believe PV-10 to be an important measure for evaluating the relative significance of our oil and gas properties and that the presentation of the non-GAAP financial measure of PV-10 provides useful information to investors because it is widely used by professional analysts and investors in evaluating oil and gas companies. Because there are many unique factors that can impact an individual company when estimating the amount of future income taxes to be paid, we believe the use of a pre-tax measure is valuable for evaluating the Company. We believe that PV-10 is a financial measure routinely used and calculated similarly by other companies in the oil and gas industry.
The following table reconciles PV-10 to our standardized measure of discounted future net cash flows, the most directly comparable measure calculated and presented in accord-
ance with GAAP. PV-10 should not be considered as an alternative to the standardized measure as computed under GAAP.
(in millions) December 31,
2013
PV-10 $ 1,132
Less income taxes:
Undiscounted future income taxes (919)
10% discount factor 463
Future discounted income taxes (456)
Standardized measure of discounted future net cash flows $ 676

Contact information MEGAN P. HAYS Director, Investor Relations & Corporate Communications 817.989.9000 mhays@approachresources.com www.approachresources.com